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                                                               EXHIBIT 10.4(13)


                           H-TRACT TRI-PARTY AGREEMENT

     THIS AGREEMENT (this "AGREEMENT") is made this 18th day of October, 2000 by and among MAC, CORP., a New Jersey corporation, having an address at 6595 Delilah Road, Egg Harbor Township, New Jersey 08234 ("MAC"), MARINA DISTRICT DEVELOPMENT COMPANY, a joint venture, whose address is 8025 Black Horse Pike, Suite 200, West Atlantic City, NJ 08232 ("MDDC"), and the CITY OF ATLANTIC CITY, whose office is located at 1301 Bacharach Blvd., Atlantic City, New Jersey 08401 (the "CITY").

                                    RECITALS

     A. MAC is the successor by assignment to the rights of Mirage Resorts, Incorporated ("MRI") in and to that certain May 3, 1996 Agreement between the City and MRI, as subsequently amended (the "Redevelopment Agreement"), which Redevelopment Agreement provides for the development of the Huron North Redevelopment Area;


     B. MDDC is a joint venture comprised of Boyd Atlantic City, Inc., a New Jersey corporation ("Boyd"), and MAC. MDDC is the developer of a 2,010 room hotel casino, together with related restaurant, entertainment, retail and other amenities on the "Joint Venture Property" as defined in Recital E herein (the "MDDC Project");

     C. In accordance with the terms of the Redevelopment Agreement, the City conveyed title to the Huron North Redevelopment Area to MAC by deed dated January 8, 1998, as recorded in the Atlantic County Clerk's Office on January 9, 1998 in Deed Book 6237, Page 223 (the "Original City Deed");

     D. The Original City Deed contains various restrictions, including, without limitation, a right of reversion and statutory covenants, provisions and controls which affect the Huron North Redevelopment Area, all as more particularly set forth in Sections 5 and 6 of the Original City Deed (collectively, the "City Deed Restrictions");

     E. On December 16, 1998, the City Council of the City adopted Ordinance #70 of 1998 (the "Ordinance") which approved, INTER ALIA, the conveyance by MAC to MDDC


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of a portion of the Huron North Redevelopment Area as shown on Exhibit A to the
Ordinance, and as more particularly described on Exhibit "A" hereto (the "Joint Venture Property"), for the purpose of, among other things, developing and operating thereon the MDDC Project;

     F. Pursuant to the Ordinance, on January 13, 1999, the City and MAC entered into a certain third amendment to the Redevelopment Agreement (the "Third Amendment"), which amended, INTER ALIA, the Redevelopment Agreement to approve the conveyance of the Joint Venture Property to MDDC;

     G. Pursuant to the Third Amendment, the City executed an Agreement Modifying Deed Book 6237, Page 223 dated January 18, 1999 and recorded on February 10, 1999 in Deed Book 6433, Page 285 (the "Prior Deed Modification"), pursuant to which the Original City Deed was modified to provide for the release of the Mirage Land from the City Deed Restrictions and to incorporate the Harrah's Land into the "Property" as defined therein (as such terms are defined in the Prior Deed Modification) (the Original City Deed, as previously modified by the Prior Deed Modification, is hereinafter referred to as the "City Deed");

     H. The City and MAC entered into the "Agreement Restricting the Harrah's Land" (as such term is defined in the Prior Deed Modification) dated January 18, 1999 and recorded on February 10, 1999 in Deed Book 6433, Page 323, pursuant to which the Harrah's Land was subjected to the City Deed Restrictions;

     I. The property subject to the City Deed less the Joint Venture Property is hereinafter collectively referred to as the "MAC Property";

     J. In connection with the development of the MDDC Project, MAC and MDDC have requested that the City Council of the City adopt an Ordinance in the form attached hereto as Exhibit "B" (the "Proposed Ordinance"), which Proposed Ordinance will authorize the execution of a fourth amendment to the Redevelopment Agreement in the form attached hereto as Exhibit "C" (the "Proposed Fourth Amendment");


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     K.   The Proposed Fourth Amendment will provide for the following: (1) upon the conveyance of the Joint Venture Property from MAC to MDDC, the City will release MDDC and the Joint Venture Property from all of the requirements, restrictions and conditions of the Redevelopment Agreement, and (2) contemporaneously with the execution of the Fourth Amendment, the City will execute a second modification of the City Deed, a form of which is attached hereto as Exhibit "D" (the "Second City Deed Modification");

     L. The Second City Deed Modification will provide that upon completion of the MDDC Project, the City will deliver a Release of City Deed Restrictions, a form of which is attached hereto as Exhibit "E" (the "Release of City Deed Restrictions");

     M. The Release of City Deed Restrictions will provide for the release of the Joint Venture Property and the MAC Property from the provisions relating to the City Deed Restrictions of the City Deed, as amended by the Second City Deed Modification, and the Agreement Restricting the Harrah's Land.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth in this Agreement and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   MDDC AGREEMENT

     (a) MDDC will continue to pursue its pending applications for the MDDC Project currently under consideration by governmental agencies;

     (b) MDDC will take all necessary steps to prepare, apply for and proceed diligently to attempt to obtain other needed permits for the MDDC Project at its sole cost and expense;

     (c) MDDC will commence construction of the MDDC Project within 120 days of the receipt of all final and unappealable permits and approvals which are necessary to complete the MDDC Project and thereafter complete the construction of the MDDC Project in accordance with the terms of this Agreement; and


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

     (d) MDDC will in good faith attempt to complete the MDDC Project on or before December 31, 2004 (the "Completion Date").

2.   EXTENSION OF COMPLETION DATE

     The Completion Date shall be subject to extension for delays caused by force majeure which shall include an act of God, sabotage, strike, labor dispute, lock-out or other industrial disturbance not caused by any act or omission of MDDC, act of the public enemy, war, blockade, riots, lightening, fire, flood, explosion, order or acts of military or civil authority, failure to timely receive necessary governmental approvals, so long as such an event is not caused by an act or omission of MDDC, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of MDDC.

3.   THE CITY'S AGREEMENTS

     The City agrees:

     (a) To provide any pertinent information in its possession and to provide any reasonable assistance, without cost or expense to the City other than payroll and internal administrative costs, which may be required of it to enable MDDC to properly apply for and obtain permits or approvals for the MDDC Project in a timely fashion;

     (b) That the MDDC Project meets the requirements of and the terms and conditions of the Redevelopment Agreement and is agreed to be consistent with the definition of and to constitute the "Project" as defined in Section 3.1 of the Redevelopment Agreement;

     (c) Simultaneously with the execution hereof, to execute the Fourth Amendment, pursuant to which MDDC and the Joint Venture Property will be released from the requirements, restrictions and conditions of the Redevelopment Agreement;


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     (d)  That no default by MAC in the performance of any provision of the
          Redevelopment Agreement or the subsequent reversion of title of any of the MAC Property to the City will disturb or interfere with MDDC's use and enjoyment of the Joint Venture Property, the MDDC Project, or any improvements, including, without limitation, utilities, roadways, landscaping, lighting, and stormwater drainage, located on the MAC Property and used by MDDC in connection with the construction, use, operation, ownership, and management of the MDDC Project.

4. RELEASE OF MAC PROPERTY AND JOINT VENTURE PROPERTY FROM RESTRICTIONS OF THE CITY DEED AND THE SECOND CITY DEED MODIFICATION.

     Completion of construction of the MDDC Project shall occur when the improvements shown on the plans prepared by Paulus, Sokolowski and Sartor, Inc., as the same may have been amended from time to time, are sufficiently complete so that MDDC may occupy or utilize such improvements for their intended purpose, which in any event shall not occur later than the opening of the MDDC Project to the public ("Substantial Completion"). The City Planning Director or his designee shall, within fifteen (15) days after MDDC's request therefor, inspect the MDDC Project and either: (i) issue a certificate in recordable form that the MDDC Project has reached Substantial Completion (a "Completion Certificate"); or
(ii) if the MDDC Project has not achieved Substantial Completion, provide MDDC a written list detailing the remaining work necessary to cause the MDDC Project to achieve Substantial Completion. If MDDC disagrees with such list, Substantial Completion shall occur when determined by Sykes, O'Connor, Salerno & Hazaveh, New Jersey Licensed Architects (the "Architect"), and the City Planning Director shall issue a Completion Certificate upon Architect's determination thereof.

     Upon Substantial Completion of the MDDC Project, the conditions determined to exist at the time the MAC Property and Joint Venture Property was determined to be in


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

need of rehabilitation shall be deemed to no longer exist. Upon Substantial Completion of the MDDC Project, the City agrees to provide MAC and MDDC with the Release of City Deed Restrictions, pursuant to which the City will release the MAC Property and the Joint Venture Property from the City Deed Restrictions contained in the City Deed, as amended by the Second City Deed Modification, and the Agreement Restricting the Harrah's Land. MAC and MDDC will then be free to record the Release of City Deed Restrictions on presentation to the Atlantic County Clerk recording officer pursuant to N.J.S.A. 46:15-1.1 et.seq.

5.   REMEDIES.

     (a) The City's sole remedy under this Agreement is that the City may elect to terminate MDDC's estate in the Joint Venture Property, and cause the Joint Venture Property to automatically revert to the City, if MDDC or another developer fails to complete the MDDC Project by the Completion Date. Such remedy may not be exercised unless and until: (i) MDDC shall have been determined by a final and unappealable determination of a court of competent jurisdiction to have materially failed to complete the MDDC Project by the Completion Date; and
(ii) City shall have thereafter provided MDDC notice and opportunity to cure equal to that set forth in Section 5.3.1.2 of the Redevelopment Agreement.

     (b) MDDC and MAC shall be entitled to exercise any remedy available at law or equity to enforce this Agreement and/or contest any alleged default.

6.   NOTICES

     All notices hereunder shall be given only (a) in writing; and (b) either
(i) delivered by hand; (ii) sent by certified mail, postage prepaid, return receipt requested, deposited in a branch of the United States Postal Service; or
(iii) sent by Federal Express or other overnight courier service to the respective parties as follows:

IF TO THE CITY:                City of Atlantic City
                               c/o Mary Siracusa, City Solicitor


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                               1301 Bacharach Blvd.
                               Atlantic City,  NJ 08401

IF TO MDDC:                    Marina District Development Company
                               8025 Black Horse Pike
                               Atlantic City, New Jersey 08401
                               ATTN:  Chief Executive Officer

WITH A COPY TO:                Fox, Rothschild, O'Brien & Frankel, LLP
                               1300 Atlantic Avenue, Suite 500
                               Atlantic City, New Jersey 08401
                               ATTN:  Jack Plackter, Esquire

IF TO MAC:                     MAC CORP.
                               c/o MGM MIRAGE
                               3799 Las Vegas Blvd. South
                               Las Vegas, NV  89109
                               Attn:  John Redmond, Co-Chief Executive Officer

WITH A COPY TO:                MGM MIRAGE
                               3600 Las Vegas Blvd. South
                               Las Vegas, NV  89109
                               Attn:  Gary Jacobs, Esq.
                               Executive Vice President & General Counsel

Notices shall be effective upon receipt.

7.   CONSTRUCTION OF AGREEMENT

     a. Nothing contained herein is intended to modify any of the rights and obligations of the parties under that certain amended and restated joint venture agreement by and among Boyd and MAC, dated as of July 14, 1998, as amended.

     b. This Agreement is to be construed as a New Jersey contract, and shall be governed by and construed in accordance with the laws of the State of New Jersey. The parties hereto agree that the Courts of the State of New Jersey shall have jurisdiction over any and all disputes between the parties under this Agreement, or relating to the subject matter hereof, whether at law or in equity, and venue in any such dispute shall be laid only in the Superior Court of New Jersey in and for the County of Atlantic.


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

     c. This Agreement may be canceled, modified or amended only by written instrument executed by all parties.

     d. This Agreement may be executed in multiple counterparts, with signature by facsimile, each of which, when executed, shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above set forth.

ATTEST                              CITY OF ATLANTIC CITY


BENJAMIN FITZGERALD                 By:  JAMES WHELAN
-----------------------------------    ----------------------------------------
Benjamin Fitzgerald, City Clerk        Name:   James Whelan
                                       Title:  Mayor

                                    Approved as to form:
                                    MARY C. SIRACUSA
                                    -------------------------------------------
                                    Mary C. Siracusa, City Solicitor

                                    MARINA DISTRICT DEVELOPMENT
                                    COMPANY, a New Jersey joint venture
                                    BY:  BOYD ATLANTIC CITY, INC., a New
                                         Jersey  corporation,  Managing Venturer
ATTEST:

KEVIN J. SULLIVAN                   BY:  ROBERT L. BOUGHNER
-----------------------------------    ----------------------------------------
Kevin J. Sullivan, Vice President                 Robert L. Boughner,
                                                  Vice President

                                    MAC, CORP., a New Jersey corporation
ATTEST:


PETER C. WALSH                      BY:  ROBERT H. BALDWIN
-----------------------------------    ----------------------------------------
Peter C. Walsh, Assistant Secretary    Robert H. Baldwin, President


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                   EXHIBIT "A" TO H-TRACT TRI-PARTY AGREEMENT

                   LEGAL DESCRIPTION OF JOINT VENTURE PROPERTY
                   -------------------------------------------






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                   EXHIBIT "B" TO H-TRACT TRI-PARTY AGREEMENT

                               PROPOSED ORDINANCE
                               ------------------






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                   EXHIBIT "C" TO H-TRACT TRI-PARTY AGREEMENT

              PROPOSED FOURTH AMENDMENT OF REDEVELOPMENT AGREEMENT
              ----------------------------------------------------






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                   EXHIBIT "D" TO H-TRACT TRI-PARTY AGREEMENT

                     PROPOSED SECOND CITY DEED MODIFICATION
                     --------------------------------------






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                   EXHIBIT "E" TO H-TRACT TRI-PARTY AGREEMENT

                   PROPOSED RELEASE OF CITY DEED RESTRICTIONS
                   ------------------------------------------
                     AND AGREEMENT RESTRICTING HARRAH'S LAND
                     ---------------------------------------






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